EXHIBIT 10.13

                                IRREVOCABLE PROXY
                                -----------------

           KNOW ALL PERSONS BY THESE PRESENTS that the undersigned does hereby make, constitute and appoint Oded Bashan, its true and lawful attorney, for it and in its name, place and stead, to act as its proxy in respect of all of the ordinary shares of On Track Innovations Ltd., an Israeli company (hereinafter referred to as the "Corporation"), which it now or hereafter may own or hold, including, without limitation, the right, on its behalf, to demand the call by any proper officer of the Corporation pursuant to the provisions of its charter, memorandum of association, memorandum of association or other organizational documents and as permitted by law of a meeting of its shareholders and at any meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for the sale of all or any part of the assets of the Corporation and/or the liquidation and dissolution of the Corporation; giving and granting to said attorney full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as it might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that said attornys shall do or cause to be done by virtue hereof.

           This Proxy is given to Oded Bashan in consideration of the performance of the Term Sheet dated the date hereof between the undersigned and the Corporation, and this Proxy shall not be revocable or revoked by the undersigned and shall be binding upon his successors and assigns.

           THE UNDERSIGNED SHALL EXECUTE AND DELIVER SUCH ADDITIONAL DOCUMENTS AND INSTRUMENTS AS THE CORPORATION OR ODED BASHAN MAY REQUIRE TO CONFIRM THE GRANT HEREBY, INCLUDING, WITHOUT LIMITATION, SUCH INSTRUMENTS AS MAY BE NECESSARY OR APPROPRIATE UNDER ISRAELI LAW.

           IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy this 27th day of June, 2003.



                                                GOLDSTRAND INVESTMENT

                                                 By: /s/ Seth Fireman
                                                 Name: Seth Fireman
                                                 Title: Managing Partner